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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                        ________________________________

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       DATE OF REPORT:  SEPTEMBER 30, 2004
                        (Date of earliest event reported)

                        ________________________________


                               SEQUIAM CORPORATION
               (Exact Name of Registrant as Specified in Charter)
                        ________________________________


          CALIFORNIA                     333-45678                33-0875030
(State or Other Jurisdiction of    (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)


                                300 SUNPORT LANE
                             ORLANDO, FLORIDA 32809
                    (Address of Principal Executive Offices)

                                 (407) 541-0773
              (Registrant's telephone number, including area code)


          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

The information provided in response to Item 2.03 of this Current Report on Form 8-K is hereby incorporated herein by reference.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF- BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On September 30, 2004, Sequiam Corporation (the "Company") entered into a loan agreement with Lee Harrison Corbin, Attorney-in-Fact For the Trust Under the Will of John Svenningsen (the "Trust") and a loan agreement with Lee Harrison Corbin directly ("Corbin"). The terms of the financings are summarized below.

The Company delivered to the Trust a promissory note (the "Trust Note"), bearing interest at 5%, in the amount of $500,000. In connection with the Trust Note, the Trust received a warrant to purchase up to 1,300,000 shares of the Company's common stock at an exercise price of $0.66 per share (the "Trust Warrant"). The Trust Warrant is exercisable by the Trust at anytime during the period beginning on September 30, 2004 and expiring on September 30, 2009. As of the date of filing this report, the Trust has not exercised the Trust Warrant.

Under the terms of the Trust Note, the Company is obligated to remit payment of the outstanding principal balance, any accrued unpaid interest and other amounts due under the Trust Note on the date that is six months from the date of the Trust Note. In the event that from the period beginning on September 30, 2004 and continuing for a period of twelve months thereafter, the Company files a registration statement with the U.S. Securities and Exchange Commission registering any of the Company's debt or equity securities in a public offering, the Company has agreed to include in such registration statement the shares issuable upon the exercise of the Trust Warrant. The principal balance of the Trust Note shall bear 5% interest from the date received, which will be paid every 30 days until paid in full. Such interest shall be calculated on the basis of a 365 day year.

The Company delivered to Corbin a promissory note (the "Corbin Note"), bearing interest at 5%, in the amount of $75,000. In connection with the Corbin Note, Corbin received a warrant to purchase up to 195,000 shares of the Company's common stock at an exercise price of $0.66 per share (the "Corbin Warrant"). The Corbin Warrant is exercisable by Corbin at anytime during the period beginning on September 30, 2004 and expiring on September 30, 2009. As of the date of filing this report, Corbin has not exercised the Corbin Warrant.

Under the terms of the Corbin Note, the Company is obligated to remit payment of the outstanding principal balance, any accrued unpaid interest and other amounts due under the Corbin Note on the date that is six months from the date of the Corbin Note. In the event that from the period beginning on September 30, 2004 and continuing for a period of twelve months thereafter, the Company files a registration statement with the U.S. Securities and Exchange Commission registering any of the Company's debt or equity securities in a public offering, the Company has agreed to include in such registration statement the shares issuable upon the exercise of the Corbin Warrant. The principal balance of the Corbin Note shall bear 5% interest from the date received, which will be paid every 30 days until paid in full. Such interest shall be calculated on the basis of a 365 day year.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SEQUIAM  CORPORATION
                                            --------------------



Date: October 1, 2004                       By: /s/ Mark L. Mroczkowski
      ---------------                          ------------------------
                                            Name: Mark L. Mroczkowski
                                                  --------------------
                                            Title: Senior Vice President
                                                   ---------------------
                                                   and Chief Financial Officer
                                                   ---------------------------


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